Exhibit 99.3

                         AMENDMENT TO WARRANT AGREEMENT

      AMENDMENT, dated as of December 20, 2000, to Warrant Agreement dated January 22, 1997 (the "Warrant Agreement") between PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent (the "Warrant Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Warrant Agreement.

                              W I T N E S S E T H:

      WHEREAS, by their terms and the terms of the Warrant Agreement, each two Warrants presently entitle the holder thereof to purchase one share of Common Stock at a price of $7.20 per share; and

      WHEREAS, by their terms and the terms of the Warrant Agreement, the Warrants expire at 5:00 P.M. on January 21, 2001; and

      WHEREAS, Section 1(m) of the Warrant Agreement permits the Company to extend the Warrant Expiration Date upon five business days' prior written notice to the Registered Holders; and

      WHEREAS, Section 11 of the Warrant Agreement permits the Warrant Agent and the Company, by supplemental agreement, to, inter alia, make any changes to the Warrant Agreement that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; and

      WHEREAS, the Company desires to extend the exercise period of the Warrants until December 31, 2002, and modify the terms of the Warrants so that (i) each five warrants will entitle the holder thereof to purchase one share of Common Stock at a price of $2.50 per share, and (ii) the Warrants may not be redeemed unless the market price of the Common Stock shall have equaled or exceeded $4.00 per share during the period and subject to the other conditions set forth in
Section 9 of the Warrant Agreement as amended hereby, in each case effective at 5:00 P.M. on January 21, 2001; and

      WHEREAS, the Company desires the Warrant Agent to continue to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer and exchange of certificates representing the Warrants and the exercise of the Warrants.


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      NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. All of the amendments to the Warrant Agreement set forth herein shall be effective at 5:00 P.M. on January 21, 2001.

      2. Section 1(f) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(f) 'Purchase Price' shall mean, subject to modification and adjustment as provided in Section 8, $2.50."

      3. Section 1(m) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(m) 'Warrant Expiration Date' shall mean, unless the Warrants are redeemed as provided in Section 9 hereof prior to such date, 5:00 p.m. (New York time) on December 31, 2002 or, if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (New York time) on the next following day that in the State of New York is not a holiday or a day on which banks are authorized to close, subject to the Company's right, prior to the Warrant Expiration Date, in its sole discretion, to extend such Warrant Expiration Date on five business days' prior written notice to the Registered Holders."

      4. Section 2(a) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) Five Warrants shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrants to purchase at the Purchase Price therefor until the Warrant Expiration Date one share of Common Stock upon the exercise thereof, subject to modification and adjustment as provided in Section 8."

      5. Section 2(d) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(d) Upon exercise of the Representative's Warrants as provided therein, Warrant Certificates representing up to 100,000 Warrants to purchase up to an aggregate of 20,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8 hereof and in the Representative's Warrant Agreement), shall be countersigned, issued and delivered by the Warrant Agent upon written order of the Company signed by its President, Chairman of the Board, Vice Chairman or an Executive Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary."


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      6. Section 4(a) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) Warrants in denominations of five or multiples thereof may be exercised commencing at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, provided that the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, together with payment in cash or by check made payable to the Warrant Agent for the account of the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price has been received in good funds by the Warrant Agent. The person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of such securities as of the close of business on the Exercise Date. If Warrants in denominations other than five or multiples thereof shall be exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares of Common Stock issuable upon such exercise. As soon as practicable on or after the Exercise Date and in any event within five business days after such date, if five or more Warrants have been exercised, the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of any five or more Warrants, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and, subject to subsection (b) below, shall cause all payments of an amount in cash or by check made payable to the order of the Company, equal to the Purchase Price, to be deposited promptly in the Company's bank account."

      7. Section 4(c) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(c) The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If five or more Warrants shall be presented for exercise in full at the same time by the same Registered Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares purchasable on exercise of the Warrants so presented. If any fraction of a share would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the current market value of a share of Common Stock, determined as follows:"


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      8. Section 9(a) of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) Commencing on the Initial Warrant Redemption Date, the Company may, on 30 days' prior written notice, redeem all the Warrants at five cents ($.05) per Warrant, provided, however, that before any such call for redemption of Warrants can take place, the (A) closing bid price for the Common Stock as reported by NASDAQ (SCM), if the Common Stock is then traded in the over-the-counter market or (B) if not traded in the over-the-counter market, the closing sale price, if the Common Stock is then traded on NASDAQ (NMS) or on a national securities exchange, shall have, for twenty (20) consecutive trading days ending on the fifth day prior to the date on which the notice contemplated by (b) and (c) below is given, equaled or exceeded, $4.00 (subject to adjustment in the event of any stock splits or other similar events as provided in Section 8 hereof). Notwithstanding the foregoing, the Warrants underlying the Representative's Warrants are subject to redemption, if the Warrants are resold pursuant to Rule 144 or an effective registration statement."

      9. Except as set forth above, the Warrant Agreement, as amended herein, shall remain in full force and force without further modification.

      10. This Amendment may be executed in several counterparts, which taken together shall constitute a single document.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the first date first above written.

[SEAL]

PARADISE MUSIC &                        CONTINENTAL STOCK TRANSFER
ENTERTAINMENT, INC.                     AND TRUST COMPANY
                                        As Warrant Agent


By:_______________________________      By:_____________________________________
     Jesse Dylan                              Steven G. Nelson
     Chief Executive Officer                  Chairman


By:_______________________________
     Richard Flynn
     Secretary


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